EXHIBIT 32.2

                     MONY LIFE INSURANCE COMPANY OF AMERICA

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2006 of MONY Life Insurance Company of America (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard S. Dziadzio, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  /s/ Richard S. Dziadzio
                                  ----------------------------
                                  Richard S. Dziadzio
                                  Executive Vice President and
                                  Chief Financial Officer

Date: March 15, 2007